Fees Summary	Apr. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,811,603.06
Previously Paid Amount	0.00
Total Fee Amount	665.00
Total Offset Amount	0.00
Net Fee	$ 665.00